SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

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                     TIAA - CREF Institutional Mutual Funds
                (Name of Registrant as Specified in its Charter)

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                               Lipper Peer Groups


The following is a listing of the comparative peer groups developed by Lipper, Inc. that were used to help the Board of Trustees of the TIAA-CREF Institutional Mutual Funds evaluate the proposed total expenses for certain of the TIAA-CREF Institutional Mutual Funds, as referenced in the Definitive Proxy Statement. The listings show the lowest priced funds at the top of the chart and the highest priced funds at the bottom, and the TIAA-CREF fund as proposed to be repriced.


                   TIAA-CREF Institutional Growth Equity Fund
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Vanguard Growth Index; Inst
TIAA-CREF Inst: Growth Equity; Inst
Baird Large Cap; Inst
Delaware Diversified Growth ;Inst
American Aadvantage: Large Cap Growth; Inst
Hartford: Growth HLS;IA
MassMutual Select: Aggressive Growth; Y
ING: Growth; I
Morgan Stanley Inst: Focused Equity: A
Goldman: Concentrated Growth; Ins
Enterprise: Capital Appreciation; Y
Managers II:20;Y
Dreyfus/Founders: Equity Growth; R
Strategic Partners Opp: FG; Z
Lord Abbett Large Cap Growth; Y
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                  TIAA-CREF Institutional Growth & Income Fund
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Vanguard TM Growth & Income
JP Morgan: Disc Equity; Ult
Schroder Cap: N AM Equity
TIAA-CREF Inst: Growth & Income; Inst
GE Funds: US Equity; Y
Strong Growth & Income: Inst
F Russell: Equity 1:1
Goldman: Core Equity; Ins
J Hancock Large Cap Equity; I
Vantagepoint Growth & Income
MassMutual Select: LCV; Y
Fidelity Adv Large Cap; Ins
First Funds: Core Equity; I
Fifth: QI Growth; Inst
Evergreen Fund; I
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                               Lipper Peer Groups


                  TIAA-CREF Institutional Large-Cap Value Fund
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TIAA-CREF Inst: Large Cap Value; Inst
Goldman: Core Large Cap Value; Ins
Hartford HLS: Value Opp; IA
BlackRock: Large Cap Value; Inst
MassMutual Select: Value Equity Y
MainStay All Cap VI;I
Harris Ins: Equity; Inst
F Russell: Select Value; I
Dreyfus Prem Strategic Value; R
Fidelity Adv Equity Value; Inst
SunAmerica Equity: Value; Z
Munder: Large Cap Value: Y
Strategic Partners Opp: MCV; Z
Fifth: Multi-Cap Value; Inst
Kobren Insight: Delph; Ins
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                   TIAA-CREF Institutional Mid-Cap Growth Fund
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TIAA-CREF Inst: Mid Cap Growth; Inst
HSBC Inv: Mid-Cap; Y
Delaware Pooled: Small Cap Growth Equity
BB&T: Mid Cap Growth; Inst
J Hancock Mid Cap Growth; I
Rainier: S/M Cap Equity: Inst
MFS New Endeavor; I
Phoenix-Snca: MC EDG;X
ING: Mid Cap Opptys; Inst
Baird Mid Cap; Inst
AIM Equity: Mid Cap Growth; Inst
BlackRock: Mid Cap Growth; Inst
Munder: Mid Cap Select; Y
Nich-App Growth Equity; Z
Dreyfus/Founders: Mid Cap Growth; R
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

                               Lipper Peer Groups


                   TIAA-CREF Institutional Mid-Cap Value Fund
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TIAA-CREF Inst: MCV; Inst
Hartford: Mid Cap Value: I
First American Mid Cap Value; Y
BB&T Mid Cap Val; Inst
BlackRock: Mid Cap Val: Inst
Putnam Mid Cap Val; Y
MFS Mid Cap Value; I
MainStay: Mid Cap Val; I
Nations: Mid Cap Val; Prm A
Morgan Stanley Sm-Md Sp V;D
Merrill Mid Cap Value Oppty; I
Synovus Mid Cap Value; Inst
Fidelity Adv Leveraged Co; Ins
STI Classic: Mid Cap Value Equity; T
Quaker Inv: Mid Cap Value; I
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                  TIAA-CREF Institutional Small-Cap Equity Fund

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Vanguard TM Small Cap; Inst
TIAA-CREF Inst: Small Cap Equity; Inst
JP Morgan: Small Cap Core; Sel
Harbor: Small Cap Val: Inst
Goldman: Core Small Cap Equity; Ins
Harris Ins: Small Cap Val; Inst
Fidelity Adv Small Cap; Ins
GE Funds: Small Cap Val Equity; Y
Dreyfus Prem Future Leaders: R
Lord Abbett Small Cap Blend; Y
Mercantile: Cap Opp; Inst
Phoenix-Kayne: S/M Cp; X
Pac Cap: Small Cap; Y
Forward: Hoov SCE; Inst
Munder: Micro-Cap Equity; Y
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                               Lipper Peer Groups


                TIAA-CREF Institutional Social Choice Equity Fund

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Vanguard TM Cp App; Ins
TIAA-CREF Inst: Soc; Inst
BlackRock: Large Cap Growth; Inst
Fidelity Adv Fifty; Ins
Strong Adv Large Co Cre; K
Scudder Flg Eq Prt; Inst
Laudus Ro US Large Cap; Inst
AHA Inv: Diversified Equity; I
MFS Core Equity; I
Morgan Stanley Tot Return; D
Hartford: Cap Op HLS; IA
STI Classic: SQ Equity; T
Stratus: Growth; Instl
Strategic Partners AA: Hi Gr; Z
Wisdom Fund; Inst
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               TIAA-CREF Institutional Real Estate Securities Fund
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TIAA-CREF Inst: Real Estate; Inst
Scudder RREEF Real Estate Sec; I
Franklin Real Estate; Adv
Davis: Real Estate; Y
Delaware Pooled: Real Estate II
ING: Real Estate; Inst
First American: Real Estate; Y
Ell Realty Secs; Inst
Mercantile: Div Real Estate; Inst
Goldman: Real Estate Sec; Ins
Pioneer Real Estate; Y
Fidelity Adv RI Estate; Ins
Munder: Real Estate; Y
CDC Nvest AEW RI Estate; Y
Strategic Partners Real Estate; Z
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

                               Lipper Peer Groups


                TIAA-CREF Institutional International Equity Fund
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Vanguard TM Intl; Inst
TIAA-CREF Inst: International Equity: Inst
Glenmede: Instl International
Fidelity Adv Overseas; I
Thornburg International Value; I
Causeway: International Value; Inst
Goldman: Cre International Equity: Ins
W & R Adv: International Growth; Y
Merrill International Value; I
Nations: International Equity; Primary A
WellsFargo: International Equity; I
Morgan Stanley International Value; D
First American: International; Y
Strategic Partners International Value; Z
Delaware International Value Equity: I
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               TIAA-CREF Institutional Inflation-Linked Bond Fund
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Western Asset Inflation-Indexed+; I
AIM Inv: Ltd Treasury; Inst
TIAA-CREF Inst: Inflation-Linked; Inst
FFTW: US Inflation Index
JP Morgan: Treasury & Agency; Select
BBH: Inflation -Index; I
Fidelity Adv Inflation; Ins
Hartford: Inflation Plus; Y
STI Classic: S-T Tr; T
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

                               Lipper Peer Groups


                        TIAA-CREF Institutional Bond Fund
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Vanguard Tot Bond; Inst
TIAA-CREF Inst: Bond; Inst
F Russell: Fixed Inc 1;1
JP Morgan: Bond; Ult
Thrivent Funds: Cre Bond; Inst
Scudder Fixed Inc; Inst
Oppenheimer Core Bond; Y
Fidelity Adv Inv Grade; I
BlackRock: Managed Inc; Inst
Dreyfus Prem Core Bd, R
Merrill Bond: Intmdt: I
Fifth: Intmdt Bd; Inst
BNY Hamilton: Int Inv; Inst
STI Classic: Inv Grade; T
JennisonDryden Dryden Total Return Bond; Z
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                    TIAA-CREF Institutional Money Market Fund
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Vanguard Prime Money Market; Inst
TIAA-CREF Inst: Money Market; Inst
Fidelity IMM: Money Market; I
Instl Daily Inc; Money Market; B
Amer Perform: Instl Cash
Calvert Cash Reserve: Inst Prime
First Funds: Cash Reserve; I
Pax World Money Market; Inst
CIGNA: Money Market; Inst
Legacy Funds: Fed Money; Trust
North Track: Cash; Y
Signal Money Market; I
Thrivent Funds: Money Market; Inst
Vintage Mutual: Liquid Asset; I
ING: Aeltus Money Market; I
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